5. Time Deposits (Details Narrative) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Time Deposits Details Narrative
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 21.4	$ 47.0
CDARS balances	$ 20.1	$ 28.6
Weighted average rate of brokered deposits	0.29%	0.99%